UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2016

1347 CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road, 6th Floor, Itasca IL 60143

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 700-8064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the proposed merger of a newly formed subsidiary of 1347 Capital Corp. (the “Company”) with and into Limbach Holdings LLC (“Limbach”), with Limbach surviving the merger as a wholly-owned subsidiary of the Company (the “Business Combination”), the Company will be making presentations (“Investor Presentations”) to certain existing and potential stockholders of the Company. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01 are the slides that will be presented at the Investor Presentations.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation

Forward-Looking Statements

The slides include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company, Limbach and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement relating to the proposed Business Combination (the “Merger Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company, Limbach or others following announcement of the Merger Agreement or the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed Business Combination; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Limbach may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the proxy statement/prospectus/information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and other filings with the United States Securities and Exchange Commission (“SEC”) by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Limbach undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information about the Business Combination and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement/prospectus/information statement that is both the proxy statement to be distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for a special meeting to be held to approve the proposed Business Combination and the related transactions, as well as the prospectus/information statement relating to the offer and sale of the shares of the Company’s common stock to be issued in the proposed Business Combination and the shares of the Company’s common stock underlying the warrants and preferred stock that may be issued in the proposed Business Combination. When completed, the Company will mail a definitive proxy statement/prospectus/information statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting of stockholders to be held to approve the proposed Business Combination and related transactions. Neither the preliminary proxy statement/prospectus/information statement nor the slides include all of the information that should be considered concerning the proposed Business Combination or the related transactions. The preliminary proxy statement/prospectus/information statement and the slides are not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination or the related transactions. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus/information statement included in the Registration Statement, and when available, the amendments thereto and the definitive proxy statement/prospectus/information statement, as these materials will contain important information about Limbach, the Company and the proposed Business Combination. The definitive proxy statement/prospectus/information statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination and the related transactions. Stockholders will also be able to obtain copies of the proxy statement/prospectus/information statement and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus/information statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: 1347 Capital Corp., 150 Pierce Road, 6th Floor, Itasca, IL, attention: Hassan Baqar, 1-847-700-8064.

Participants in Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination and the related transactions. A list of the names of those directors and officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC. Additional information regarding the interests of such participants will be contained in the definitive proxy statement/prospectus/information statement when available.

Limbach and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination and related transactions. A list of the names of such directors and officers and information regarding their interests in the proposed Business Combination will be contained in the definitive proxy statement/prospectus/information statement when available.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1347 capital corp.

By:	/s/ Hassan R. Baqar
Name: Hassan R. Baqar
Title: Chief Financial Officer, Secretary and Director

Dated: April 22, 2016